EXHIBIT 23.10

                          CONSENT OF McCARTER & ENGLISH




     We hereby consent to the inclusion of our Form of Tax Opinion as an exhibit to the Registration Statement on Form S-4 of Medical Resources, Inc. and to the references to and the summary of such Opinion in such Registration Statement.





                                                 /s/McCARTER & ENGLISH
                                                    McCarter & English



July 29, 1996